EXHIBIT 99.2

                       PREFERRED STOCK PURCHASE AGREEMENT


     THIS PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of October 18, 1999 and is among Successories, Inc., an Illinois corporation (the "Company"), and the purchasers listed on Schedule A attached hereto (each, individually, a "Purchaser" and collectively, the "Purchasers").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, each Purchaser desires to purchase from the Company, and the Company desires to issue and to sell to each Purchaser, the number of shares of Series B Convertible Preferred Stock, par value $.01 per share, of the Company ("Preferred Stock") indicated opposite such Purchaser's name on Schedule A (such 101,667 shares, collectively, the "Shares"), upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. Definitions. Except as otherwise herein expressly provided herein, the following terms and phrases shall have the meanings set forth below:

          "Affiliate" means, as to any Person (a) any corporation, partnership, limited liability company, joint venture, trust or individual who or which, directly or indirectly through one or more intermediaries, is controlled by or under common control with such Person, or which controls directly or indirectly through one or more intermediaries, such Person; (b) a trust which has as its principal beneficiaries such Person or any direct or indirect holder of such Person, or members of the immediate family of such Person or direct or indirect holder of such Person; and (c) any members of the immediate family of such Person or a member of the immediate family of any direct or indirect holder of such Person. For purposes of this definition, (i) no Person, by virtue of his, her or its direct or indirect ownership of Shares, shall be deemed to be an Affiliate of another Person; (ii) the terms "control", "controlled" and "common control with" mean the ability, whether by the direct or indirect ownership of voting securities or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing partner of a partnership, or otherwise to select a majority of those Persons exercising governing authority over an entity; and (iii) the term "immediate family" means spouses, siblings and lineal descendants of a Person.

          "Amended Certificate" means the Amended and Restated Certificate of Designation of the Series A and Series B Convertible Preferred Stock, in the form attached hereto as Exhibit A, setting forth the preferences and rights of the Preferred Stock.

          "Financial Statements" means the unaudited financial statements of the Company as of and for the fiscal quarter ended July 31, 1999, which financial statements are included in the

Company's Quarterly Report on Form 10-Q as filed by the Company with the Securities and Exchange Commission.

          "Intellectual Property" means (a) all inventions, improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all registered and unregistered trademarks, service marks, trade dress, logos, tradenames, servicenames, and corporate names, including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets, know-how and confidential business information, (e) all computer software, (f) all other proprietary rights, and (g) all copies and tangible embodiments thereof.

          "Person" means any individual, partnership, limited liability company, corporation, trust or other entity.

          "SEC Filings" means all reports, proxy statements and schedules required to be filed since January 1, 1998 by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          "Securities Act"  means the Securities Act of 1933, as amended.

     2. Sale and Purchase. Subject to the conditions set forth herein, each Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to each Purchaser, the number of Shares indicated on Schedule A for a purchase price of $15.00 per Share, or an aggregate Purchase Price from all Purchasers of $1,525,005.00 (the "Purchase Price").

     3.   The Closing.

          (a) The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Neal, Gerber & Eisenberg, Two North LaSalle Street, Suite 2200, Chicago, Illinois 60602 simultaneously with execution of this Agreement. The date of the Closing is sometimes hereinafter referred to as the "Closing Date."

     4. Representations and Warranties of the Company. To induce Purchasers to enter into this Agreement, the Company represents and warrants to Purchasers as follows:

          (a) Organization; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois. Except as set forth on Schedule 4(a), attached hereto, the Company is duly qualified and in good standing as a foreign corporation and is licensed or admitted to do business as a foreign corporation in each jurisdiction wherein the character of the properties owned or held under lease by it, or the nature of the business conducted by it, makes such qualification necessary,except where the failure to so qualify would not reasonably be expected to have a material adverse effect on (i) the Company's financial condition or results of operations, or (ii) on the ability of the Company to consummate the transactions contemplated by this Agreement (a "Material Adverse Effect").

          (b) Authority. The Company has all requisite corporate power and authority to execute, deliver and perform this Agreement, Amendment No. 1 to Registration Rights Agreement in the form attached hereto as Exhibit B ("Amendment No. 1"), and all other documents contemplated herein (collectively, the "Transaction Documents") to which the Company is a party and to issue and sell the Shares to Purchasers. The execution, delivery and performance by the Company of each of the Transaction Documents, and the issuance of the Shares, have been duly authorized by all necessary corporate action on the part of the Company.

          (c) Enforceability. Each of the Transaction Documents has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, or (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (d) Capitalization. The authorized capital stock of the Company consists of (i) 20,000,000 shares of common stock, par value $.01 per share, of which 6,932,160 shares are validly issued and outstanding, fully paid and nonassessable, and (ii) 1,000,000 shares of preferred stock, of which 503,092 shares have been designated as Series A Convertible Preferred Stock, par value $.01 per share ("Series A Preferred Stock") all of which are validly issued and outstanding, fully paid and nonassessable. No other class or series of capital stock of the Company is authorized, issued or outstanding. When the Amended Certificate has been filed and is in effect under the laws of the State of Illinois, and when certificates representing the Shares are issued and delivered in accordance with this Agreement against receipt of the Purchase Price, the Shares will be validly issued, fully paid and nonassessable. Except as set forth on Schedule 4(d), attached hereto, and as described in the footnotes to the Financial Statements, there are no options, warrants, subscriptions, calls, preemptive or other rights, convertible securities or other agreements or commitments obligating the Company to issue, transfer, sell, redeem, repurchase or otherwise acquire any shares of its capital stock or securities.

          (e) Consents and Approvals. Except as set forth on Schedule 4(e), attached hereto, the execution, delivery and performance by the Company of each Transaction Document to which the Company is a party do not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority or other Person.

          (f) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents to which the Company is a party will not, with or without the giving of notice, the passage of time or both, conflict with, result in a breach of, or constitute a violation or default or give any third party the right to terminate or accelerate any obligation under, (i) the Articles of Incorporation of the Company or the By-Laws of the Company, in each case as amended to date; (ii) any agreement or other document or instrument to which the Company is a party or by which it or any of its assets or properties is bound or affected, the breach, violation or default of which would reasonably be expected to have a Material Adverse Effect; or (iii) any federal or state law, statute, rule, regulation, ordinance, writ, order or judgment to which the Company is subject or by which it or any of its property is bound or affected.

          (g) Financial Statements. The Financial Statements have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis throughout the periods involved, and fairly present the financial position, results of operations and changes in financial position of the Company for the periods indicated. Since the date of the most recent balance sheet contained in the Financial Statements, there has been (i) no material change in the manner in which the books and records of the Company have been maintained or in any accounting practice or procedure, and (ii) no event or circumstance has occurred that would reasonably be expected to have a Material Adverse Effect.

          (h) Compliance with Laws. The Company has complied, and is in compliance, with all laws, rules and regulations of federal, state and local governments (and all agencies thereof), including, without limitation, laws relating to environmental protection, hazardous waste, health and safety, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure to so comply, except for any such noncompliance that would not reasonably be expected to have a Material Adverse Effect.

          (i) Taxes. Except as set forth on Schedule 4(i), the Company has filed, on a timely basis, all required federal, state and local income, sales, franchise and other tax returns or reports relating to the Company, accurately reflecting any and all income or other taxes owing to any taxing authority. There are no tax deficiencies (including penalties and interest) of any kind assessable against the Company for any taxable periods ending on or before the date hereof, except for any such deficiency that would not reasonably be expected to have a Material Adverse Effect.

          (j)  Absence of Undisclosed Liabilities. Except as set forth on
Schedule 4(j), there are no liabilities, debts, claims or obligations, whether accrued, absolute, contingent or otherwise, of the Company, except those (i) reflected or reserved against on the balance sheet included in the Financial Statements, which reserves have been established on a basis consistent with the past practices of the Company and in accordance with generally accepted accounting principles and, to the knowledge of the Company, are sufficient in all material respects to provide for the liabilities in respect of which they have been established, or (ii) incurred since July 31, 1999 in the ordinary course of the business of the Company consistent with the past practice of the Company, none of which would reasonably be expected to have a Material Adverse Effect.

          (k) Litigation. Except as disclosed in the SEC Filings, the Company is not (i) subject to any outstanding injunction, judgment, order, decree, ruling or charge of any judicial or administrative body or agency, or (ii) a party or, to the best of the Company's knowledge, is threatened to be made a party to, any action, suit, proceeding, hearing or investigation of, in, or before any court, arbitrator or other body or administrative agency of any federal, state, local, or foreign jurisdiction that would reasonably be expected to have a Material Adverse Effect.

          (l) Licenses; Permits. Except as set forth on Schedule 4(l), the Company has obtained all material licenses and permits necessary to conduct the business of the Company, as now conducted and as currently contemplated to be conducted, and is not in breach or default of any of such licenses and permits. All of which licenses and permits are in full force and effect and no event has occurred and is continuing which would allow any such license or permit to be revoked or terminated.

          (m) SEC Filings. The Company has filed with the Securities and Exchange Commission (the "SEC"), and has delivered to Purchaser complete and correct copies of, all SEC Filings. As of their respective dates, the SEC filings did not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (n) Intellectual Property. The Company has full ownership of, or the legal right to use, all Intellectual Property that pertains to or is used in the Company's business (collectively, "Company Intellectual Property") in the manner in which it is currently used and, to the knowledge of the Company, such use does not conflict with, misappropriate or infringe, and has not been alleged to conflict with, misappropriate or infringe, any Intellectual Property rights or franchises of any Person. To the knowledge of the Company, (i) none of the Company Intellectual Property is being infringed by any Person, and (ii) the Company Intellectual Property constitutes all of the Intellectual Property necessary to enable the Company to lawfully carry on its business as now conducted and as currently contemplated to be conducted, in either case except as would not reasonably be expected to have a Material Adverse Effect.

          (o) Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

          (q) Full Disclosure. The representations, warranties and statements made by the Company in this Agreement, including the Schedules and other documents delivered pursuant hereto, do not contain any untrue statement of a material fact, and, when taken together, do not omit to state any material fact necessary to make such representations, warranties and statements, in light of the circumstances under which they are made, not misleading.

     5. Representations and Warranties of Each Purchaser. To induce the Company to enter into this Agreement, each Purchaser, severally and not jointly and solely with respect to itself, hereby represents and warrants to the Company as follows:

          (a) Organization; Authority. If Purchaser is a partnership or a trust, Purchaser is duly organized and validly existing under the laws of its jurisdiction of organization and has all of the necessary partnership or trust power and authority, as applicable, to execute, deliver and perform each Transaction Document to which Purchaser is a party. If Purchaser is an individual, Purchaser has full power and legal capacity to execute, deliver and perform each of the Transaction Documents to which Purchaser is a party. If Purchaser is a partnership or a trust, the execution, delivery and performance by Purchaser of each Transaction Document to which Purchaser is a party have been duly authorized by all necessary partnership or trust action, as applicable, on the part of Purchaser. Each of the Transaction Documents to which Purchaser is a party has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, or (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (b) No Conflicts. The execution, delivery and performance by Purchaser of the Transaction Documents to which Purchaser is a party will not, with or without the giving of notice, the passage of time or both, conflict with, result in a material breach of, or constitute a violation or default or give any Person the right to terminate or accelerate any obligation under (i) Purchaser's partnership agreement or trust agreement, as applicable (if Purchaser is a partnership or a trust); (ii) any agreement or other document or instrument to which Purchaser is a party or by which Purchaser or any of Purchaser's assets or properties is bound or affected, the breach, violation or default of which would reasonably be expected to have a material adverse effect on Purchaser; or (iii) any federal or state law, statute, rule, regulation, ordinance, writ, order or judgment to which Purchaser is subject or by which Purchaser or any of Purchaser's property is bound or affected.

          (c)  Investment Representations.

               (i) Purchaser acknowledges that neither the offer nor sale of the Shares has been registered under the Securities Act or any state securities laws and that each certificate representing the Shares shall bear substantially the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION

          THEREUNDER OR PURSUANT TO AN AVAILABLE EXEMPTION
          FROM REGISTRATION UNDER THE SECURITIES ACT, AND, IN
          EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE UNITED
          STATES STATE SECURITIES LAWS."

               (ii) Purchaser has sufficient cash and/or available credit facilities to pay the Purchase Price in accordance with the terms of this Agreement.

               (iii)  Purchaser acknowledges that:

                      (A) the Shares must be held indefinitely and Purchaser must continue to bear the economic risk of the investment in the Shares unless the offer and sale thereof is subsequently registered under the Securities Act or an exemption from such registration is available;

                      (B) the Shares cannot be sold or otherwise disposed of unless such sale or disposition is registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available; and

                      (C) Purchaser is purchasing the Shares solely for its own account, with the intent of holding each of such securities for investment, without the intent of participating directly or indirectly in the distribution of any of such securities, and no other Person will have any direct or indirect interest in the Shares acquired by Purchaser pursuant to this Agreement.

               (iv) Purchaser understands the risks involved in investments in the Company and in the Shares and that investment in the Shares involves a risk of loss of Purchaser's entire investment and Purchaser is able financially to bear the risk thereof and can afford the complete loss thereof. Purchaser represents that the experience and knowledge of Purchaser and Purchaser's representatives in financial and business matters, in general, and in investments such as the Shares, in particular, is sufficient for Purchaser to be able to evaluate the merits and risks of investment in such securities.

               (v) Purchaser is an "Accredited Investor" (as defined in Rule 501 of Regulation D promulgated under Section 4(2) of the Securities Act) and has completed and executed a suitability questionnaire, in the form of
     Schedule 5(c) attached hereto, certifying its basis for such representation.

               (vi) Purchaser (A) is familiar with the operation of the Company, (B) has received and has had adequate opportunity to inspect the materials provided by the Company and identified on Schedule 5(a) hereto (collectively, the "Disclosure Materials"), (C) has carefully reviewed the Disclosure Materials and understands the information contained therein, and (D) has received adequate information to enable Purchaser to make an informed decision with respect to Purchaser's ownership of the Shares.

               (vii) Purchaser and Purchaser's advisors have had a reasonable opportunity to ask questions of and receive information and answers from Persons acting on behalf of the Company concerning the offering of the Shares and, as Purchaser may deem necessary, to verify the information contained in the Disclosure Materials, and all questions have been answered and all such information has been provided to the full satisfaction of Purchaser.

               (viii) No oral or written representations have been made, or oral or written information furnished to Purchaser or Purchaser's advisors in connection with the offering of the Shares, which were inconsistent with the information stated in the Disclosure Materials.

               (ix) Purchaser is not receiving the Shares as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a Person not previously known to the Purchaser in connection with investments in securities generally.

               (x) Purchaser's overall commitment to investments that are not readily marketable is not disproportionate to Purchaser's net worth and Purchaser's holding of the Shares will not cause such overall commitment to become disproportionate to Purchaser's net worth.

               (xi) Purchaser is not relying on the Company with respect to the economic considerations of Purchaser relating to this investment. In regard to such considerations, Purchaser has relied on the advice of, or has consulted with, only Purchaser's own advisors.

               (xii) Purchaser recognizes that an investment in the Shares involves a number of significant risks, including those set forth in the Disclosure Materials. Purchaser recognizes no federal or state agency has passed upon the adequacy of the information presented to Purchaser or made any finding or determination as to the fairness of this investment.

               (xiii) All information which Purchaser has heretofore furnished and furnishes herewith in writing to the Company, including, without limitation, the information contained on Schedule 5(c) hereto, and any other information with respect to Purchaser's financial position and business experience set forth herein is correct and complete as of the date of this Agreement, and, if there should be any material change in such information prior to the Closing Date, Purchaser will immediately furnish such revised or corrected information to the Company.

               (xiv) Purchaser hereby agrees promptly, upon the request of the Company, to provide such information and execute and deliver such documents as may be reasonably necessary to comply with any and all laws and ordinances to which the Company is subject.

               (xv) The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by Purchaser to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all material respects on and as of the Closing Date.

               (xvi) Purchaser understands that the Company, in issuing and selling the Shares to Purchaser hereunder, is relying upon the representations, warranties and covenants made by Purchaser in this Agreement.

          (d) Consents and Approvals. The execution, delivery and performance by Purchaser of each Transaction Document to which Purchaser is a party do not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority or other Person.

          (e) Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Purchaser.

     6.   Conditions Precedent to Closing

          (a) Conditions to Purchasers' Obligations. The obligations of each Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

               (i) the Company shall have delivered to each Purchaser one or more stock certificates (as may be requested by such Purchaser), duly executed by the Company, evidencing such Purchaser's ownership of the Shares purchased by such Purchaser;

               (ii) the Company shall have delivered to Purchasers Amendment No. 1, in the form attached as Exhibit B, duly executed by the Company and all parties thereto (other than the Purchasers);

               (iii) the Company shall have received all consents, authorizations and approvals of governmental agencies and other Persons necessary to consummate the transactions contemplated hereby, including the consent and waiver of the holders of Series A Preferred Stock;

               (iv) the members of the Board of Directors of the Company shall consist of R. Scott Morrison, Jr., Jack Miller, Gary J. Rovansek and Arnold
     M. Anderson, and Jack Miller shall have been elected Chairman of the Board of Directors; and

               (v) the Company's Articles of Incorporation, as amended to include the Amended Certificate, shall be in full force and effect under the laws of the State of Illinois as of the Closing and shall not have been further amended or modified.

          (b) Conditions to the Company's Obligations. The obligation of the Company to consummate the transactions contemplated by this Agreement shall be subject to the delivery by Purchasers of (i) the Purchase Price, and (ii) Amendment No. 1, in the form attached as Exhibit B, duly executed by Purchasers.

     7.   Indemnification.

          (a) Survival. Each of the representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement for a period of one year.

          (b) Purchasers' Right to Indemnification. Subject to the provisions of this Section 7 and in addition to any other rights and remedies available to each Purchaser under applicable law, the Company hereby covenants and agrees to indemnify each Purchaser and its respective Affiliates, employees, agents and representatives, and all successors, permitted assigns and fiduciaries thereof (the "Purchaser Indemnified Parties"), and to save and hold each Purchaser Indemnified Party harmless from and against, any and all liabilities, claims, causes of action, assessments, losses, costs, damages or expenses (whether or not arising out of third party claims), including, without limitation, interest, penalties, reasonable attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, "Losses") that any Purchaser Indemnified Party may suffer, sustain or become subject to, resulting from, arising out of or relating to:

               (i) breach of any representation or warranty made by or on behalf of the Company in any Transaction Document to which the Company is a party; or

               (ii) any nonfulfillment or breach of any covenant or agreement to be fulfilled by the Company under any Transaction Document to which the Company is a party.

          (c) The Company's Right to Indemnification. Subject to the provisions of this Section 7 and in addition to any other rights and remedies available to the Company under applicable law, each Purchaser, severally and not jointly, hereby covenants and agrees to indemnify the Company and all of the Company's Affiliates, employees, agents and representatives, and all successors, permitted assigns and fiduciaries thereof (the "Company Indemnified Parties"), and to save and hold each Company Indemnified Party harmless from and against, any and all Losses that any Company Indemnified Party may suffer, sustain or become subject to, resulting from, arising out of or relating to:

               (i) breach of any representation or warranty made by such Purchaser in any Transaction Document to which such Purchaser is a party; or

               (ii) any nonfulfillment or breach of any covenant or agreement to be fulfilled by such Purchaser under any Transaction Document to which such Purchaser is a party.

          (d) Nothing contained in this Section 7 shall confer any rights upon, or inure to the benefit of, any third party other than those parties specified in this Section 7, it being understood that such other parties, to the extent not actually parties hereto or specified in Section 7, shall not be third party beneficiaries of any party's obligations hereunder.

     8.   Miscellaneous.

          (a) Covenant to Decrease Size of Board of Directors. The Company and each party hereto agrees to use its/his best efforts, within 30 days after the date hereof, to decrease to seven (7) the number of members that shall constitute the entire Board of Directors of the Company.

          (b) Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

          (c) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made) upon the earliest to occur of
(i) receipt, if made by personal service, (ii) two days after delivery to a reputable overnight courier service, (iii) upon the delivering party's receipt of a written confirmation of a transmission made by facsimile, or (iv) five days after being mailed by registered or certified air mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8(b)):

          if to Purchasers, to the address of each Purchaser as set forth on Schedule A hereto, with a copy to:

          Neal, Gerber & Eisenberg
          Two North LaSalle Street, Suite 2200
          Chicago, Illinois  60602
          Attention:  Marshall E. Eisenberg, Esq.
          Telecopy:  (312) 269-1747

          if to the Company:

          Successories, Inc.
          2520 Diehl Road
          Aurora, Illinois 60504
          Attention:  Gary Rovansek
          Telecopy:  (630) 820-3003

          with a copy to:

          Vedder, Price, Kaufman & Kammholz
          222 N. LaSalle Street
          Chicago, Illinois 60601
          Attention:  Guy Snyder, Esq.
          Telecopy:  (312) 609-5005

          (d) Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          (e) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, such provision shall be severed and the remaining provisions hereof shall be enforced to the extent possible or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability thereof shall not affect the validity, legality or enforceability of the remaining provisions of this Agreement.

          (f) Entire Agreement. This Agreement, including all of the Exhibits and Schedules hereto that are incorporated herein by this reference, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between any party hereto with respect to the subject matter hereof.

          (g) Assignment. This Agreement and the rights and duties hereunder may not be assigned or assumed by operation of law or otherwise without the express prior written consent of the other parties, except that the rights and obligations of either Purchaser hereunder may be assigned to and assumed by any Affiliate of such Purchaser. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, legal representatives, permitted successors and permitted assigns.

          (h) Amendments and Waivers. No amendment of this Agreement shall be valid unless the same shall be in writing and signed by all parties hereto. No waiver by any party of any default, misrepresentation or breach hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach hereunder or affect in any way any rights of any other party arising by virtue of any prior or subsequent such occurrence.

          (i) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois, without regard to its principals regarding conflicts of law.

          (j) Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.






                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Preferred Stock Purchase Agreement as of the date first above written.


                                   THE COMPANY:

                                   SUCCESSORIES, INC.



                                   By:  /s/ Steven D. Kuptsis
                                      ------------------------------------------
                                      Name: Steven D. Kuptsis
                                      Title: Senior VP & Chief Financial Officer


                                   PURCHASERS:

                                   HARVEY L. MILLER REVOCABLE TRUST
                                   DATED JANUARY 21, 1983


                                   By:  /s/ Harvey L. Miller
                                      ------------------------------------------
                                      Harvey L. Miller, not individually but
                                      solely as trustee


                                   JACK MILLER FAMILY LIMITED PARTNERSHIP #1

                                   By: Jack Miller Trust Dated January 18, 1984,
                                       its general partner


                                   By:  /s/ Jack Miller
                                      ------------------------------------------
                                      Jack Miller, not individually but solely
                                      as trustee of the general partner


                                   /s/ Gary J. Rovansek
                                   ---------------------------------------------
                                   Gary J. Rovansek

                                   SCHEDULE A


                                   PURCHASERS
                                   ----------


--------------------------------------------------------------------------------
                                            No. Shares               Aggregate
Name/Address of Purchaser                   Purchased             Purchase Price
--------------------------------------------------------------------------------
Jack Miller Family Limited Partnership #1     50,000                 $750,000
     c/o The Benida Group, LLC
     475 Half Day Road, Suite 100
     Lincolnshire, Illinois  60069
     Telecopy:  (847) 883-9808
--------------------------------------------------------------------------------
Harvey L. Miller, as trustee of the Harvey    50,000                 $750,000
L. Miller Trust Dated January 21, 1983
     c/o The Benida Group, LLC
     475 Half Day Road, Suite 100
     Lincolnshire, Illinois  60069
     Telecopy:  (847) 883-9808
--------------------------------------------------------------------------------
Gary J. Rovansek                               1,667                  $25,005
     c/o Successories, Inc.
     2520 Diehl Road
     Aurora, Illinois 60504
     Telecopy:  (630) 820-3003
--------------------------------------------------------------------------------

                                  SCHEDULE 5(C)

                          ACCREDITED INVESTOR STANDARDS
                          -----------------------------


     Purchaser is an Accredited Investor because Purchaser is (please check applicable box and return to the Company ):

     [ ] A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000.

     [ ] A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level in the current year.

     [ ] A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
          Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

     [ ] A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     [ ] An organization described in section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000.

     [ ]  A director, executive officer or general partner of the Company.

     [ ] A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under Section 4(2) of the Securities Act.

     [ ]  An entity in which all the equity owners are accredited investors.


     IN WITNESS WHEREOF, the undersigned has executed this Schedule and certifies that it is true and correct as of the date hereof.


                                            [Purchaser]




                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


Date as of October ___, 1999


                                       S-2